NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                                        of
                                             BNL FINANCIAL CORPORATION

                                          301 Camp Craft Road, Suite 200
                                                Austin, Texas 78746


                                              To Be Held May 21, 1996

         The Annual Meeting of Stockholders of BNL Financial Corporation will be held at the Holiday Inn Airport, 6111 Fleur Drive, Des Moines, Iowa 50321 commencing at 11:00 a.m., local time, (and thereafter as it may be from time to time adjourned) for the following purposes:

         1.       To elect twenty Directors.

         2. To ratify or reject the Board of Directors' selection of Amend, Smith & Co., P.C., as the Company's independent auditors for the year ending December 31, 1996.

         3. To transact such other business as may properly come before the meeting.

         The close of business on April 15, 1996 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

                       By Order of the Board of Directors



                           Pamela Randolph, Secretary


Des Moines, Iowa
May 1, 1996



WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY REVOKE THE PROXY AND VOTE YOUR SHARES IN PERSON.

                                                  PROXY STATEMENT
                                                   -------------

                                             BNL FINANCIAL CORPORATION

                                          301 Camp Craft Road, Suite 200
                                                Austin, Texas 78746



                                                GENERAL INFORMATION

         This Proxy Statement and accompanying proxy form are being mailed to shareholders on May 1, 1996, in connection with the solicitation of proxies by the Board of Directors of BNL Financial Corporation (the "Company") to be voted at the Annual Meeting of Stockholders of the Company to be held at 11:00 a.m. at Holiday Inn Airport, 6111 Fleur Drive, Des Moines, Iowa 50321, on May 21, 1996, and any adjournment thereof. All expenses of this solicitation will be paid by the Company.

         If a proxy in the enclosed form is duly executed and returned, the shares of the Company's Common Stock represented thereby, where specification is made by the shareholder on the proxy, will be voted in accordance with such specification. Proxies are revocable until exercised. Proxies may be revoked by delivering a written notice of revocation to the Secretary of the Company or in person at the meeting at any time prior to the voting thereof.

         Only shareholders of record at the close of business on April 15, 1996, have the right to receive notice of and to vote at the Annual Meeting and any adjournment thereof. As of that date, 23,173,149 shares of the Company's Common Stock were outstanding (excluding treasury shares).

         Each shareholder of record is entitled to one vote for each share of Common Stock held. There are no cumulative voting rights.

                                       BENEFICIAL OWNERSHIP OF COMMON STOCK

Principal Stockholders:

         The following table reflects the persons known to the Company to be the beneficial owners of 5% or more of the Company's voting securities as of March 29, 1996:


                                                                Amount and Nature
                               Name and Address of                of Beneficial
 Title of Class               Beneficial Owner                 Ownership (1)           Percent of Class

Common Stock            Wayne E. Ahart                             4,845,505(2)(3)             20.91%
                        #14 Club Estates Parkway
                        Austin, Texas 78738
Common Stock            Barry N. Shamas                            2,801,816(4)                12.09%
                        1095 Hidden Hills Drive
                        Dripping Springs, Texas 78620
Common Stock            Universal Guaranty Life                    2,216,776(2)                 9.57%
                        Insurance Company
                        5250 S. Sixth Street Road
                        Springfield, Illinois 62705
Common Stock            C. Don Byrd                                1,452,719                    6.27%
                        631 47th Street
                        West Des Moines, Iowa 50265

(1) To the Company's knowledge, all shares are beneficially owned by, and the sole voting and investment power is held by the persons named, except as otherwise indicated.

(2) Mr. Ahart and Commonwealth Industries, Inc., a parent of Universal Guaranty Life Insurance Company ("UGL"), have agreed: (a) that if Mr. Ahart sells his shares of the Company to a third party, Mr. Ahart or the third party must also purchase UGL's shares of the Company at the same price and on the same terms; and (b) in the event UGL receives a bona fide offer to purchase its shares of the Company, Mr. Ahart has a first right of refusal to purchase such shares on the same terms and conditions.

(3) Includes 2,400,000 shares held in the name of National Iowa Corporation and 2,178,926 shares held in the name of Arkansas National Corporation, both of which are controlled by Mr. Ahart.

(4) Includes 1,400,000 shares held in the name of Life Industries of Iowa, Inc. and 1,335,171 shares held in the name of Arkansas Industries Corporation, both of which are controlled by Mr. Shamas.

Security Ownership of Management:

         The following table sets forth, as of March 15, 1996, certain information concerning the beneficial ownership of the Company's Common Stock by each director of the Company and by all directors and officers as a group:


                                                                Amount and Nature
                        Name of                                   of Beneficial
    Title of Class      Beneficial Owner                          Ownership (1)           Percent of Class
    --------------      ----------------                         ---------------          ----------------

        Common          Wayne E. Ahart                             4,845,505(2)                20.91%
        Common          Barry N. Shamas                           2,801,816(3)                  12.09%
        Common          C. Don Byrd                                1,452,719(4)                 6.27%
        Common          Kenneth Tobey                                761,762                    3.29%
        Common          Cecil Alexander                               37,088                     .16%
        Common          Richard Barclay                               37,088                     .16%
        Common          Eugene A. Cernan                              37,088                     .16%
        Common          Hayden Fry                                    69,047                     .30%
        Common          John Greig                                    50,102                     .22%
        Common          Roy Keppy                                     51,001                     .22%
        Common          Thomas Landry                                 87,088                     .38%
        Common          Roy Ledbetter                                 37,088                     .16%
        Common          John E. Miller                                37,088                     .16%
        Common          James A. Mullins                              50,000                     .22%
        Common          C. James McCormick                          137,084(5)                   .59%
        Common          Knox Nelson(7)                                37,088                     .16%
        Common          Robert R. Rigler                              3,295                      .01%
        Common          Chris Schenkel                                37,088                     .16%
        Common          L. Stanley Schoelerman                        50,000                     .22%
        Common          Orville Sweet                                 50,000                     .22%
        Common          Charles Thone                                 50,000                     .22%
        Common          All Officers and Directors                10,775,746(6)                46.33%
                        as a group (22 persons)

(1) To the Company's knowledge, all shares are beneficially owned by, and the sole voting and investment power is held by the persons named, except as otherwise indicated.


                                                         4




(2) Includes 2,400,000 shares held in the name of National Iowa Corporation and 2,178,926 shares held in the name of Arkansas National Corporation, both of which are controlled by Mr. Ahart.

(3) Includes 1,400,000 shares held in the name of Life Industries of Iowa, Inc. and 1,335,171 shares held in the name of Arkansas Industries Corporation, both of which are controlled by Mr. Shamas.

(4) All of Mr. Byrd's shares are subject to a right of first refusal of the Company to acquire said shares on the same terms and conditions as any proposed sale or other transfer by Mr. Byrd.

(5) Includes 13,708 shares held in the name of Mr. McCormick and 123,376 shares divided equally among and held in the names of Mr. McCormick's four children.

(6)      Includes the shares of Jeffrey J. Drees, Controller of the Company.

(7) Knox Nelson will be retiring at the end of the current annual term. The Board of Directors does not intend to fill the vacancy created by his retirement.


                                               ELECTION OF DIRECTORS
                                                     (Item 1)

Directors:

         Under the Bylaws of the Company, the shareholders are to elect Directors at the Meeting to hold office until the next Annual Meeting of Stockholders. Proxies solicited by the Board of Directors, if properly signed and returned, will be voted in favor of the election of the nominees listed below as Directors of the Company. Although it is expected that each of the nominees will be available for election, if a nominee is not a candidate at the time the election occurs, it is intended that such proxies will be voted for the election of a substitute nominee designated by the Board of Directors. Each of the nominees has served or currently serves as a Director of Brokers National Life Assurance Company ("BNLAC") (formerly known as Iowa Life Assurance Company), the Company's wholly-owned life insurance subsidiary.

         The nominees are as follows:

                                                                                       First Became Director
                  Name(2)                                   Age                       or Executive Officer(1)
                 ---------                                  ---                       -----------------------

Wayne E. Ahart                                               55                                 1984
C. Don Byrd                                                  54                                 1984
Kenneth Tobey                                                37                                 1988
Barry N. Shamas                                              48                                 1984
Cecil Alexander                                              59                                 1989
Richard Barclay                                              58                                 1989
Eugene A. Cernan                                             61                                 1989
Hayden Fry                                                   66                                 1984
John Greig                                                   60                                 1984
Roy Keppy                                                    72                                 1984
Thomas Landry                                                70                                 1984
Roy Ledbetter                                                65                                 1989
John E. Miller                                               66                                 1988
James A. Mullins                                             61                                 1984
C. James McCormick                                           70                                 1984
Robert R. Rigler                                             72                                 1989
Chris Schenkel                                               71                                 1989
L. Stanley Schoelerman                                       70                                 1984
Orville Sweet                                                71                                 1984
Charles Thone                                                71                                 1984

(1) ON AUGUST 1, 1994, IN CONNECTION WITH THE MERGER OF A WHOLLY OWNED SUBSIDIARY OF BNL (FORMERLY UNITED IOWA CORPORATION) WITH UNITED ARKANSAS CORPORATION, THE BOARD OF DIRECTORS OF BNL WAS INCREASED BY NINE AND THE FORMER MEMBERS OF THE UNITED ARKANSAS BOARD OF DIRECTORS WHO DID NOT SERVE ON THE BNL BOARD OF DIRECTORS PRIOR TO THE MERGER WERE ELECTED TO FILL THE NINE NEWLY-CREATED POSITIONS. THE NINE PERSONS WHO BECAME DIRECTORS UPON COMPLETION OF THE MERGER WERE: CECIL ALEXANDER, RICHARD BARCLAY, EUGENE A. CERNAN, ROY LEDBETTER, MAHLON A. MARTIN, JOHN E. MILLER, KNOX NELSON, CHRIS SCHENKEL AND KENNETH TOBEY.


                                                         6




(2) MAHLON A. MARTIN, A DIRECTOR OF BNL AND BNLAC, DIED IN 1995. FURTHER, KNOX NELSON WILL RETIRE FROM THE BAORD AT THE END OF THE CURRENT ANNUAL TERM. THE BOARD DOES NOT INTEND TO FILL THESE VACANCIES.


                                             BACKGROUND OF MANAGEMENT

WAYNE E. AHART HAS SERVED AS CHAIRMAN OF THE BOARD OF BNL SINCE 1984 AND BNLAC SINCE 1986. HE HAS SERVED AS CHAIRMAN OF THE BOARD OF UNITED ARKANSAS SINCE 1988 AND SERVED AS CHAIRMAN OF THE BOARD OF UNITED ARKANSAS LIFE FROM 1990 TO 1994. PRIOR TO THAT TIME, MR. AHART SERVED AS BOARD CHAIRMAN OF: INVESTORS TRUST, INC. ("ITI") AND ITS SUBSIDIARY, INVESTORS TRUST ASSURANCE COMPANY ("ITAC"), BOTH OF INDIANAPOLIS, INDIANA (1973-1987); LIBERTY AMERICAN CORPORATION ("LAC")(PRESIDENT SINCE 1981) AND ITS SUBSIDIARY LIBERTY AMERICAN ASSURANCE COMPANY ("LAAC"), BOTH OF LINCOLN, NEBRASKA (1975-1987); (PRESIDENT) AMERICAN INVESTORS CORPORATION ("AIC") AND ITS SUBSIDIARY, FUTURE SECURITY LIFE INSURANCE COMPANY ("FSL"), BOTH OF AUSTIN, TEXAS (1980-1987). MR. AHART HAS BEEN OWNER AND CHAIRMAN OF THE BOARD OF LONE STAR PIZZA GARDEN INC. FROM 1986 TO THE PRESENT.

C. DON BYRD HAS BEEN PRESIDENT AND A DIRECTOR OF BNL AND BNLAC SINCE 1984 AND 1986, RESPECTIVELY. MR. BYRD WAS AGENCY DIRECTOR OF FSL FROM 1983 TO 1984 AND REGIONAL DIRECTOR OF AIC 1981 TO 1983. HE WAS AN AGENT AND REGIONAL DIRECTOR OF ITI AND ITA FROM 1974 TO 1981.

KENNETH TOBEY HAS BEEN PRESIDENT AND A DIRECTOR OF BNLAC AND BNL SINCE AUGUST 1, 1994. MR. TOBEY HAS SERVED AS PRESIDENT OF BNLE SINCE 1988 AND SERVICED AS PRESIDENT OF UNITED ARKANSAS LIFE FROM 1990 TO 1994. HE SERVED AS ASSISTANT TO THE PRESIDENT AND TRAINING DIRECTOR OF BNLAC FROM 1986 TO 1988. FROM 1981 TO 1986, MR. TOBEY SERVED IN VARIOUS CAPACITIES FOR AIC AND FSL, INCLUDING AGENT, REGIONAL MANAGER, EXECUTIVE SALES DIRECTOR AND ASSISTANT TO THE PRESIDENT.

BARRY N. SHAMAS HAS SERVED AS EXECUTIVE VICE-PRESIDENT, SECRETARY AND TREASURER OF BNLE SINCE 1988 AND UNITED ARKANSAS LIFE FROM 1990 TO 1994. FROM 1984 AND 1986, RESPECTIVELY, HE HAS SERVED AS EXECUTIVE VICE PRESIDENT AND DIRECTOR OF BNL AND BNLAC, WHICH POSITIONS HE PRESENTLY HOLDS. HE SERVED IN VARIOUS CAPACITIES FOR ITI AND ITAC, INCLUDING EXECUTIVE VICE PRESIDENT, SENIOR VICE PRESIDENT, TREASURER AND FINANCIAL VICE PRESIDENT BEGINNING IN 1976 THROUGH 1987. MR. SHAMAS SERVED AS EXECUTIVE VICE PRESIDENT, SECRETARY/TREASURER AND AS DIRECTOR OF AIC AND FSL FROM 1980 AND 1983, RESPECTIVELY, UNTIL 1987. FROM 1978 THROUGH 1987, MR. SHAMAS SERVED AS A DIRECTOR AND A MEMBER OF THE EXECUTIVE COMMITTEE OF LAC AND LAAC.

JEFFREY J. DREES HAS SERVED AS CONTROLLER OF BNLE SINCE 1988 AND UNITED ARKANSAS LIFE FROM 1990 TO 1994. HE HAS SERVED AS THE CONTROLLER OF BNL SINCE 1988 AND BNLAC SINCE APRIL 1987. HE PREVIOUSLY SERVED AS: VICE PRESIDENT AND CONTROLLER OF FSL (1983-1986); CHIEF ACCOUNTANT AND VICE PRESIDENT OF PROVIDENCE WASHINGTON INSURANCE COMPANY, AUSTIN, TEXAS (APRIL 1982 - MAY 1983); CONTROLLER OF MONTGOMERY WARD CORPORATION, CEDAR RAPIDS, IOWA (OCTOBER 1979 - MARCH 1982); AND ASSISTANT CONTROLLER OF STATE AUTOMOBILE & CASUALTY UNDERWRITERS, DES MOINES, IOWA (JUNE 1978 - OCTOBER 1979).

CECIL L. ALEXANDER IS CURRENTLY VICE PRESIDENT OF PUBLIC AFFAIRS FOR ARKANSAS POWER & LIGHT COMPANY, WHERE HE HAS BEEN EMPLOYED SINCE 1980. PRIOR TO JOINING THE AP&L EXECUTIVE STAFF, MR. ALEXANDER SERVED FOR 16 YEARS IN THE ARKANSAS GENERAL ASSEMBLY, AND DURING 1975-76, WAS SPEAKER OF THE HOUSE OF REPRESENTATIVES. SINCE 1971 MR. ALEXANDER HAS BEEN INVOLVED IN THE REAL ESTATE BUSINESS AS A PARTNER IN HEBER SPRINGS REALTY. HE IS A PAST PRESIDENT OF THE CLEBURNE COUNTY BOARD OF REALTORS AND HAS SERVED ON THE GOVERNMENTAL AFFAIRS COMMITTEE OF THE ARKANSAS ASSOCIATION OF REALTORS. MR. ALEXANDER IS CURRENTLY ON THE BOARD OF DIRECTORS OF MERCANTILE BANK OF HEBER SPRINGS, THE BOARD OF DIRECTORS OF THE ARKANSAS TOURISM DEVELOPMENT FOUNDATION AND THE BOARD OF DIRECTORS OF BAPTIST FOUNDATION.

RICHARD L. BARCLAY, A CERTIFIED PUBLIC ACCOUNTANT, HAS BEEN ENGAGED IN PUBLIC ACCOUNTING SINCE 1961. HE IS A PARTNER IN THE FIRM OF BARCLAY, YARBOROUGH & EVANS, CERTIFIED PUBLIC ACCOUNTANTS IN ROGERS, ARKANSAS. HE IS A MEMBER OF THE ARKANSAS SOCIETY OF CERTIFIED PUBLIC ACCOUNTANTS AND OF THE AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS. HE WAS A MEMBER OF THE ARKANSAS HOUSE OF REPRESENTATIVES FROM 1977 UNTIL 1991. HE PRESENTLY SERVES AS A DIRECTOR OF FEDERAL SAVINGS BANK, ROGERS, ARKANSAS; AND VICE PRESIDENT, ARKANSAS STATE CHAMBER OF COMMERCE.

EUGENE A. CERNAN HAS BEEN PRESIDENT AND CHAIRMAN OF THE BOARD OF THE CERNAN CORPORATION, SINCE 1981. CAPTAIN CERNAN RETIRED FROM THE U. S. NAVY IN 1976 AFTER SERVING 20 YEARS AS A NAVAL AVIATOR, 13 OF WHICH WERE DEDICATED TO DIRECT INVOLVEMENT WITH THE U. S. SPACE PROGRAM AS A NASA ASTRONAUT. MR. CERNAN WAS THE PILOT ON THE GEMINI 9 MISSION AND THE SECOND AMERICAN TO WALK IN SPACE; LUNAR MODULE PILOT OF APOLLO 10; AND SPACECRAFT COMMANDER OF APOLLO 17, WHICH RESULTED IN THE DISTINCTION OF BEING THE LAST MAN TO HAVE LEFT HIS FOOTPRINTS ON THE SURFACE OF THE MOON. IN 1973, HE SERVED AS A SENIOR UNITED STATES NEGOTIATOR IN DISCUSSIONS WITH U.S.S.R. ON THE APOLLO-SOYUZ MISSION. CAPTAIN CERNAN SERVED AS EXECUTIVE CONSULTANTAEROSPACE AND GOVERNMENT OF DIGITAL EQUIPMENT CORPORATION FROM 1986 TO 1992, AND HE WAS A DIRECTOR AND VICE PRESIDENT-INTERNATIONAL OF CORAL PETROLEUM, INC., HOUSTON, TEXAS FROM 1976 TO 1981. CAPTAIN CERNAN IS PRESENTLY A DIRECTOR OF UP WITH PEOPLE, AN INTERNATIONAL EDUCATIONAL FOUNDATION FOR YOUNG MEN AND WOMEN; UNITED STATES SPACE FOUNDATION; THE YOUNG ASTRONAUT COUNCIL; ALASKA AEROSPACE DEVELOPMENT CORPORATION, INTERNATIONAL MICROSPACE; AND JOHNSON ENGINEERING CORPORATION. CAPTAIN CERNAN IS ALSO ON THE PRESIDENT'S ENGINEERING COMMITTEE, PURDUE UNIVERSITY AND IS A MEMBER OF THE BOARD OF TRUSTEES OF THE U. S. NAVAL AVIATION MUSEUM, NFL ALUMNI AND THE MAJOR LEAGUE BASEBALL PLAYERS ALUMNI. IN ADDITION, CAPTAIN CERNAN HAS SERVED AS A CONSULTANT COMMENTATOR TO ABC NEWS. HE SERVED ON THE BOARD OF AIC AND FSL FROM 1980 AND 1983, RESPECTIVELY, TO 1987.

HAYDEN FRY HAS BEEN HEAD FOOTBALL COACH AT THE UNIVERSITY OF IOWA SINCE 1979. HE WAS HEAD FOOTBALL COACH AT NORTH TEXAS STATE UNIVERSITY FROM 1973 TO 1978 AND AT SOUTHERN METHODIST UNIVERSITY FROM 1962 TO 1972. HE WAS NAMED FOOTBALL COACH OF THE YEAR IN THE BIG TEN (1981, 1990, 1991), THE MISSOURI VALLEY CONFERENCE
(1973), AND THE SOUTHWEST CONFERENCE (1962, 1966 AND 1968). HE IS ON THE BOARD OF ADVISORS OF WILSON SPORTING GOODS (1962 TO DATE); THE BOARD OF TRUSTEES OF POP WARNER FOOTBALL (1962 TO DATE); AND THE AMERICAN FOOTBALL COACHES
ASSOCIATION  (1983  TO DATE)  AND IS THE 1993  PRESIDENT.  HE WAS  PRESIDENT  OF
HAWKEYE MARKETING GROUP FROM 1979 - 1984. HE IS A MEMBER OF THE BOARD OF DIRECTORS OF THE PPI GROUP.

JOHN GREIG HAS BEEN PRESIDENT OF GREIG AND CO. SINCE 1967. HE IS A DIRECTOR OF BOATMEN'S BANK OF IOWA, NW., ESTHERVILLE, IOWA. HE HAS BEEN PRESIDENT OF THE IOWA CATTLEMEN'S ASSOCIATION (1975-1976) AND A MEMBER OF THE EXECUTIVE COMMITTEE OF THE NATIONAL CATTLEMEN'S ASSOCIATION (1975-1976). HE WAS A MEMBER OF THE IOWA BOARD OF REGENTS FROM 1985 TO 1991.
HE WAS ELECTED AS AN IOWA STATE REPRESENTATIVE IN 1993.

ROY KEPPY HAS OPERATED HIS GRAIN AND LIVESTOCK FARMING OPERATION IN DAVENPORT, IOWA SINCE 1946. IN 1982, HE AND HIS SON FOUNDED TOWN AND COUNTRY MEATS IN DAVENPORT AND HE CURRENTLY SERVES AS ITS VICE PRESIDENT. HE WAS A DIRECTOR OF ELDRIDGE COOPERATIVE ELEVATOR COMPANY FOR 33 YEARS, RETIRING IN 1982, SERVING AS PRESIDENT FOR 6 YEARS. HE IS NOW A DIRECTOR OF FIRST STATE BANK N.A., DAVENPORT, IOWA. HE IS A PAST CHAIRMAN OF THE NATIONAL LIVESTOCK AND MEAT BOARD, AND WAS ON ITS BOARD OF DIRECTORS FROM 1970 TO 1986. HE WAS ON THE BOARD OF DIRECTORS OF THE NATIONAL PORK PRODUCERS FROM 1965 TO 1972, SERVING AS ITS PRESIDENT IN 1970-1971.

THOMAS W. LANDRY WAS HEAD COACH OF THE DALLAS COWBOYS, 1960 TO 1989. HE IS A MEMBER OF THE NATIONAL BOARD OF TRUSTEES OF THE FELLOWSHIP OF CHRISTIAN ATHLETES. HE SERVES AS A DIRECTOR OF DALLAS THEOLOGICAL SEMINARY. HE WAS ON THE BOARD OF DIRECTORS OF CONTINENTAL LIFE INSURANCE COMPANY FOR FOUR YEARS. HE HAS SERVED AS TEXAS STATE CHAIRMAN OF THE AMERICAN CANCER SOCIETY. MR. LANDRY IS AN ADVISORY MEMBER OF THE BOARD OF DIRECTORS OF SOUTHWEST BAPTIST THEOLOGICAL SEMINARY, CHAIRMAN OF THE DALLAS INTERNATIONAL SPORTS COMMISSION, AND A MEMBER OF THE BOARD OF ADVISORS OF ALEXANDER PROUDFOOT COMPANY.

ROY E. LEDBETTER PRESENTLY SERVES AS PRESIDENT AND CHIEF EXECUTIVE OFFICER OF HIGHLAND INDUSTRIAL PARK, A DIVISION OF HIGHLAND RESOURCES, INC. IN EAST CAMDEN, ARKANSAS. HE HOLDS A BACHELOR OF SCIENCE DEGREE IN EDUCATION FROM SOUTHERN ARKANSAS UNIVERSITY AT MAGNOLIA, A MASTERS DEGREE IN EDUCATION FROM HENDERSON STATE UNIVERSITY AT ARKADELPHIA AND AN AMP FROM HARVARD BUSINESS SCHOOL AT BOSTON. IN 1966, MR. LEDBETTER JOINED HIGHLAND RESOURCES, INC. AND COORDINATED ORGANIZATION OF SOUTHERN ARKANSAS UNIVERSITY TECHNICAL BRANCH; WAS PROMOTED TO DIVISION MANAGER (1972), VICE PRESIDENT AND DIVISION MANAGER (1975), SENIOR VICE PRESIDENT (1980), AND PRESIDENT IN 1984. HE IS PAST PRESIDENT OF THE CAMDEN CHAMBER OF COMMERCE; WAS 1977 CAMDEN JAYCEE'S MAN OF THE YEAR; WAS AWARDED FIRST ANNUAL CAMDEN AREA CHAMBER OF COMMERCE COMMUNITY SERVICE AWARD IN 1983; SERVED ON EDUCATION STANDARDS COMMITTEE OF THE STATE OF ARKANSAS; AND PRESENTLY SERVES ON THE BOARDS OF EAST CAMDEN AND HIGHLAND RAILROAD, SHUMAKER PUBLIC SERVICE CORPORATION, MERCHANTS AND PLANTERS BANK OF CAMDEN, AND FIRST UNITED BANCSHARES OF EL DORADO.

C. JAMES MCCORMICK IS CHAIRMAN OF THE BOARD OF MCCORMICK, INC., BEST WAY EXPRESS, INC., AND PRESIDENT OF JAMAC CORPORATION, ALL OF VINCENNES, INDIANA. HE IS ALSO VICE CHAIRMAN OF GOLF HOSTS, INC. HE IS THE OWNER OF CJ LEASING. MR. MCCORMICK IS CHAIRMAN OF THE BOARD OF DIRECTORS AND CEO OF FIRST BANCORP, VINCENNES, INDIANA; FIRST VICE CHAIRMAN OF VINCENNES UNIVERSITY AND A LIFE DIRECTOR OF THE INDIANA CHAMBER OF COMMERCE; AND A MEMBER OF THE INDIANA PRESIDENT'S ORGANIZATION AND THE INDIANA AUTOMOBILE DEALERS ASSOCIATION. HE IS A FORMER CHAIRMAN OF THE BOARD OF THE AMERICAN TRUCKING ASSOCIATIONS. MR. MCCORMICK IS A PAST CHAIRMAN OF THE NATIONAL BOARD OF TRUSTEES OF THE FELLOWSHIP OF CHRISTIAN ATHLETES.

JOHN  E.  MILLER  HAS  BEEN  A  MEMBER  OF  THE  STATE  OF  ARKANSAS   HOUSE  OF
REPRESENTATIVES SINCE 1959. HE HAS BEEN SELF-EMPLOYED IN THE INSURANCE, ABSTRACT, REAL ESTATE, HEAVY CONSTRUCTION AND

FARMING BUSINESS FOR MORE THAN 20 YEARS. HE PRESENTLY SERVES ON THE BOARD OF DIRECTORS OF CALICO ROCK MEDICAL CENTER, EASY K FOUNDATION, NATIONAL CONFERENCE OF CHRISTIANS AND JEWS, COUNCIL OF STATE GOVERNMENTS, SOUTHERN LEGISLATIVE CONFERENCE, STATE ADVOCACY SERVICES, LIONS WORLD SERVICES FOR THE BLIND, STATE BOARD OF EASTER SEALS, WILLIAMS BAPTIST COLLEGE BOARD OF TRUSTEES, CHAIRMAN OF THE GOVERNOR'S DEVELOPMENTAL DISABILITIES PLANNING COUNCIL AND IZARD COUNTY CHAPTER OF THE AMERICAN RED CROSS.

JAMES A. MULLINS HAS OWNED AND OPERATED PRAIRIE FLAT FARMS, CORWITH, IOWA SINCE 1969. HE WAS A DIRECTOR OF THE OMAHA FARM CREDIT BANK FROM 1988 TO 1994, A DIRECTOR OF THE FEDERAL FARM CREDIT BANKS FUNDING CORPORATION FROM 1986 TO 1994, AND A DIRECTOR OF THE U.S. MEAT EXPORT FEDERATION FROM 1988 TO 1995. HE SERVED AS CHAIRMAN OF THE FOREIGN TRADE COMMITTEE, NATIONAL CATTLEMEN'S ASSOCIATION (1988 - 1993). HE WAS CHAIRMAN OF THE U.S. MEAT EXPORT FEDERATION UNTIL 1984. HE WAS CHAIRMAN OF THE NATIONAL LIVESTOCK & MEAT BOARD IN 1983; CHAIRMAN OF THE BEEF INDUSTRY COUNCIL IN 1979 AND 1980; AND CHAIRMAN OF THE OMAHA FARM CREDIT BANK IN 1988 AND 1989.

ROBERT R. RIGLER HAS BEEN CHAIRMAN OF THE BOARD OF SECURITY STATE BANK, NEW HAMPTON, IOWA SINCE 1989; HE SERVED AS ITS PRESIDENT AND CEO FROM 1968 TO 1989. MR. RIGLER WAS IOWA SUPERINTENDENT OF BANKING FROM 1989 TO 1991. HE WAS A MEMBER OF THE IOWA TRANSPORTATION COMMISSION FROM 1971 TO 1986 AND SERVED AS ITS CHAIRMAN FROM 1973 TO 1986. HE WAS A MEMBER OF THE IOWA STATE SENATE FROM 1955 TO 1971 AND SERVED AS A MAJORITY AND MINORITY FLOOR LEADER.

CHRIS SCHENKEL HAS BEEN A FULL-TIME TELEVISION SPORTSCASTER OF ABC SPORTS, NEW YORK, NEW YORK, FROM 1965 TO PRESENT. HE ALSO SERVED AS SPOKESPERSON FOR OWENS-ILLINOIS, TOLEDO, OHIO, FROM 1976 TO PRESENT, FOR WHOM HE SPEAKS AS VOICE ON COMMERCIALS, PERSONAL APPEARANCES, CONVENTIONS AND SHOWS. MR. SCHENKEL SERVED AS CHAIRMAN OF THE BOARD OF DIRECTORS OF COUNTING HOUSE BANK, NORTH WEBSTER, INDIANA FROM 1974-1982. HE ALSO SERVED AS A DIRECTOR OF ITI AND ITAC FROM 1978 TO 1986 AND ON THE BOARD OF HASKELL INDIAN JUNIOR COLLEGE, LAWRENCE, KANSAS.

L. STANLEY SCHOELERMAN HAS BEEN PRESIDENT AND A PARTNER OF PETERSEN SHEEP & CATTLE CO., SPENCER, IOWA SINCE 1964. HE WAS A DIRECTOR OF HOME FEDERAL SAVINGS & LOAN, SPENCER, IOWA, FROM 1969 TO 1988; AND HONEYBEE MANUFACTURING, EVERLY, IOWA, FROM 1974 TO 1986. HE WAS PRESIDENT OF TOPSOIL-SCHOENEWE, EVERLY, IOWA, FROM 1974 TO 1986. MR. SCHOELERMAN WAS COMMISSIONER OF THE IOWA DEPARTMENT OF TRANSPORTATION FROM 1974 TO 1978 AND WAS A MEMBER OF THE NATIONAL MOTOR CARRIER ADVISORY BOARD OF THE FEDERAL HIGHWAY ADMINISTRATION FROM 1981 TO 1985.

ORVILLE SWEET SERVED AS A VISITING INDUSTRY PROFESSOR AT IOWA STATE UNIVERSITY FROM 1989 TO 1990 AND IS PRESIDENT OF SWEET AND ASSOCIATES, A CONSULTING FIRM FOR AGRICULTURAL ORGANIZATIONS. HE WAS EXECUTIVE VICE PRESIDENT OF THE 100,000 MEMBER NATIONAL PORK PRODUCERS COUNCIL, DES MOINES, IOWA, FROM 1979 TO 1989. HE WAS PRESIDENT OF THE AMERICAN POLLED HEREFORD ASSOCIATION, KANSAS CITY, MISSOURI IN 1963-79. HE IS PAST PRESIDENT OF THE U.S. BEEF BREEDS COUNCIL AND THE NATIONAL SOCIETY OF LIVESTOCK RECORDS ASSOCIATION AND WAS A DIRECTOR OF THE AGRICULTURAL HALL OF FAME AND THE U.S. MEAT EXPORT FEDERATION. HE IS A MEMBER OF THE AMERICAN SOCIETY OF ANIMAL SCIENCE. HE HAS SERVED AS A MEMBER OF THE USDA ADVISORY

COUNCIL TRADE POLICY, THE STATE DEPARTMENT CITIZENS NETWORK AND THE EXECUTIVE COMMITTEE OF THE AGRICULTURAL COUNCIL OF AMERICA.

CHARLES THONE HAS BEEN A SENIOR PRINCIPAL OF THE LAW FIRM OF ERICKSON & SEDERSTROM, P.C., LINCOLN, NEBRASKA, SINCE 1983. HE WAS GOVERNOR OF THE STATE OF NEBRASKA FROM 1979 TO 1983 AND A REPRESENTATIVE IN THE U.S. CONGRESS (FIRST DISTRICT OF NEBRASKA) FROM 1971 TO 1979. HE WAS MANAGING PARTNER OF THE LAW FIRM OF DAVIS, THONE, BAILEY, POLSKY & HANSEN, LINCOLN, NEBRASKA FROM 1959 TO 1971. HE HAS BEEN AN ASSISTANT U.S. ATTORNEY IN NEBRASKA AND NEBRASKA ASSISTANT ATTORNEY GENERAL AND NEBRASKA DEPUTY SECRETARY OF STATE. HE HAS BEEN A MEMBER OF THE BOARD OF TRUSTEES OF THE UNIVERSITY OF NEBRASKA FOUNDATION SINCE 1979; AND A MEMBER OF THE BOARD OF DIRECTORS OF THE NEBRASKA STATE BAR FOUNDATION SINCE 1985. HE WAS A DIRECTOR OF LAC AND LAAC FROM 1983 TO 1987. MR. THONE IS ACTIVE IN MANY CIVIC ORGANIZATIONS.

BOARD MEETINGS; COMMITTEES:

         THE BOARD OF DIRECTORS OF THE COMPANY HELD THREE MEETINGS DURING THE YEAR ENDED DECEMBER 31, 1995. MESSRS. MCCORMICK, NELSON, FRY, SCHENKEL, BARCLAY, KEPPY, ALEXANDER, THONE, CERNAN, MULLINS, SCHOELERMAN, MILLER, RIGLER AND MARTIN (DECEASED) ATTENDED FEWER THAN 75% OF SUCH MEETINGS.

         THE COMPANY HAS AN INVESTMENT COMMITTEE, CONSISTING OF MESSRS. AHART AND SHAMAS. THIS COMMITTEE MANAGES THE COMPANY'S INVESTMENTS, AND MET PERIODICALLY DURING 1995 ON BOTH A FORMAL AND INFORMAL BASIS; MESSRS. AHART AND SHAMAS DID NOT MISS ANY MEETINGS. THE COMPANY HAS NO STANDING AUDIT, NOMINATING OR COMPENSATION COMMITTEES.

EXECUTIVE OFFICERS:

         THE EXECUTIVE OFFICERS OF THE COMPANY ARE AS FOLLOWS:


                                                               OFFICER
   NAME                                        AGE              SINCE                      POSITION(S)

WAYNE E. AHART                                 55               1984        CHIEF EXECUTIVE OFFICER AND
                                                                            CHAIRMAN OF THE BOARD
C. DON BYRD                                    54               1984        VICE CHAIRMAN OF THE BOARD
KENNETH TOBEY                                  37               1988        PRESIDENT
BARRY N. SHAMAS                                48               1984        EXECUTIVE VICE PRESIDENT AND
                                                                            TREASURER

         THE COMPANY'S EXECUTIVE OFFICERS SERVE AT THE PLEASURE OF THE BOARD OF DIRECTORS. EACH OF THE ABOVE OFFICERS ALSO HOLD THE SAME OFFICE IN BNLAC.

                                              EXECUTIVE COMPENSATION

         THE   FOLLOWING   TABLE  SETS  FORTH  CERTAIN   INFORMATION   REGARDING
REMUNERATION OF EXECUTIVE OFFICERS IN EXCESS OF $100,000 DURING THE YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993.

                                            SUMMARY COMPENSATION TABLE


                 Name and                                                                         Other Annual
            PRINCIPAL POSITION                YEAR         SALARY($)           BONUS($)          COMPENSATION($)
            ------------------                ----         ---------           --------          ---------------

WAYNE E. AHART                                 95           125,000              -0-                 $8,744
CHIEF EXECUTIVE OFFICER AND                    94           125,000              -0-                 $8,013
CHAIRMAN OF THE BOARD                          93           125.000              -0-                 $3,486

THE TOTAL NUMBER OF EXECUTIVE OFFICERS OF THE COMPANY IS FOUR AND THE TOTAL REMUNERATION PAID TO ALL EXECUTIVE OFFICERS AS A GROUP IS $380,396. THE COMPANY DOES NOT HAVE EMPLOYMENT AGREEMENTS WITH ANY OF ITS OFFICERS.

COMPENSATION DETERMINATION:

         THE COMPANY HAS NO COMPENSATION COMMITTEE. COMPENSATION DECISIONS ARE MADE BY THE BOARD OF DIRECTORS. THE FACTORS AND CRITERIA UPON WHICH THE COMPENSATION OF THE EXECUTIVE OFFICERS OF THE COMPANY ARE BASED INCLUDE THE FINANCIAL PERFORMANCE OF THE COMPANY, THE NATURE OF THE OFFICERS' RESPECTIVE JOB DUTIES AND THEIR SENIORITY AND EXPERIENCE WITH THE COMPANY.

COMPENSATION OF DIRECTORS:

         EACH DIRECTOR RECEIVES A FEE OF $100, PLUS REASONABLE TRAVEL EXPENSES, FOR EACH MEETING OF THE BOARD OF DIRECTORS ATTENDED. NO DIRECTOR RECEIVES ANY OTHER REMUNERATION IN THE CAPACITY OF DIRECTOR.

OTHER COMPENSATION; INDEBTEDNESS:

         THE COMPANY DOES NOT HAVE ANY CONTINGENT FORMS OF REMUNERATION TO EXECUTIVE OFFICERS, SUCH AS OPTIONS, WARRANTS OR OTHER RIGHTS TO PURCHASE THE COMPANY'S SECURITIES, OR ANY PENSION, RETIREMENT, STOCK APPRECIATION OR OTHER SIMILAR PLANS. NO OFFICER, DIRECTOR OR NOMINEE FOR DIRECTOR OF THE COMPANY OR ASSOCIATE OF ANY SUCH PERSON WAS INDEBTED TO THE COMPANY AT ANY TIME DURING THE YEAR ENDED DECEMBER 31, 1995, OTHER THAN FOR ORDINARY TRAVEL AND EXPENSE ADVANCES AND FOR OTHER TRANSACTIONS IN THE ORDINARY COURSE OF BUSINESS, IF ANY.

PURCHASE OF BNL SHARES:

         IN DECEMBER 1990, THE COMPANY PURCHASED FROM C. DON BYRD, VICE CHAIRMAN AND DIRECTOR OF THE COMPANY, A TOTAL OF 390,000 SHARES OF THE COMPANY'S COMMON STOCK. AS A PART OF THIS SAME TRANSACTION, MR. BYRD AND THE COMPANY ENTERED INTO AN AGREEMENT, DATED DECEMBER 21, 1990, WHEREBY THE COMPANY ACQUIRED A RIGHT OF FIRST REFUSAL TO PURCHASE THE REMAINING 1,360,000 SHARES OF THE COMPANY'S COMMON STOCK OWNED BY MR. BYRD ON THE SAME TERMS AND CONDITIONS THAT WOULD APPLY IN ANY PROPOSED SALE, PLEDGE OR OTHER TRANSFER OF THE SHARES BY MR. BYRD. THE COMPANY MUST EXERCISE ITS RIGHT OF FIRST REFUSAL WITHIN THIRTY DAYS AFTER RECEIVING NOTIFICATION FROM MR. BYRD OF ANY SUCH PROPOSED TRANSACTION IN THE SHARES, AND MAKE PAYMENT FOR THE SHARES WITHIN FORTY-FIVE DAYS AFTER ACCEPTANCE. THE RIGHT OF FIRST REFUSAL MAY BE EXERCISED ONLY AS TO ALL OF SUCH SHARES AND NOT AS TO ANY LESSER AMOUNT. MR. BYRD HAS RETAINED THE RIGHT TO TRANSFER HIS SHARES TO A TRUST CONTROLLED BY HIM OR TO MEMBERS OF HIS FAMILY OR HEIRS IN THE EVENT OF DEATH, BUT ALL OF THE SHARES SO TRANSFERRED REMAIN SUBJECT TO THE COMPANY'S RIGHT OF FIRST REFUSAL AS TO ANY SUBSEQUENT TRANSFER.

STOCK PERFORMANCE GRAPH:

         THE STOCK OF THE COMPANY WAS TRADED BY STARMONT CAPITAL LTD., DES MOINES, IOWA, ON A WORKOUT BASIS. THERE HAS BEEN A LIMITED TRADING MARKET FOR THE COMPANY'S SECURITIES DURING 1995. STOCK SALES DURING THE YEAR RANGED FROM $.40 TO $.35 A SHARE. THE FINAL STOCK SOLD DURING 1995 WAS AT $.35 A SHARE. DUE TO THE LIMITED TRADING MARKET, NO COMPARISON ON A STOCK PERFORMANCE GRAPH OF THE CHANGE IN SHAREHOLDER RETURN WITH AN INDEX REPRESENTING SHARES OF COMPARABLE COMPANIES CAN BE MADE.


                                  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         DURING THE YEAR ENDED DECEMBER 31, 1995, AS PART OF BNL'S ROUTINE INVESTMENT PROGRAM, BNL AND BNLAC EFFECTED CERTAIN OF ITS PURCHASES AND SALES OF VARIOUS U. S. TREASURY AND CORPORATE SECURITIES THROUGH THE BROKERAGE FIRM OF AHART & BRYAN, INC. ("A & B, INC.") OF NORTH LITTLE ROCK, ARKANSAS. A & B, INC. IS REGISTERED WITH THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. MR. TOM AHART (WAYNE E. AHART'S BROTHER) IS PRESIDENT AND A DIRECTOR OF A & B, INC. THE ABOVE-DESCRIBED TRANSACTIONS WERE EXECUTED PURSUANT TO A CLEARING AGREEMENT BETWEEN A & B, INC. AND RAUSCHER, PIERCE, REFSNES, INC. ("RPR"), AN UNAFFILIATED BROKERAGE FIRM AND A MEMBER OF THE NEW YORK STOCK EXCHANGE. UNDER THE CLEARING AGREEMENT, RPR ACTED AS "CLEARING AGENT" FOR A & B, INC. (THE "INTRODUCING BROKER"). IN THAT CAPACITY, RPR EXECUTED PURCHASES AND SALES IN 1995 WITH A MARKET VALUE TOTALING APPROXIMATELY $9,800,000, AS DIRECTED BY BNL THROUGH A & B, INC. RPR RECEIVED, HELD AND DISBURSED ALL OF THE PROCEEDS AND SECURITIES RELATING TO THESE TRANSACTIONS UNTIL SUCH TRANSACTIONS WERE CONSUMMATED (AT WHICH TIME SUCH PROCEEDS AND/OR SECURITIES WERE DEPOSITED IN ACCORDANCE WITH BNL OR BNLAC INSTRUCTIONS). A & B, INC. RECEIVED FEES TOTALING $7,197 FOR COMPLETING THESE TRANSACTIONS IN 1995. BNL'S MANAGEMENT BELIEVES THAT THE AMOUNTS CHARGED BY A & B, INC. IN THESE TRANSACTIONS WERE LESS THAN THOSE WHICH WOULD HAVE BEEN CHARGED BY OTHER BROKERAGE FIRMS.

RECENT TRANSACTIONS INVOLVING AFFILIATES:

         EFFECTIVE AUGUST 1, 1994, THE COMPANY MERGED ITS WHOLLY-OWNED SUBSIDIARY, USSA ACQUISITION, INC. ("USSA"), AN ARKANSAS CORPORATION, WITH AND INTO UNITED ARKANSAS CORPORATION ("UAC"), AN ARKANSAS INSURANCE HOLDING COMPANY AND UAC BECAME A WHOLLYOWNED SUBSIDIARY OF THE COMPANY. IN MARCH, 1994, THE NAME OF THE COMPANY WAS CHANGED FROM BNL CORPORATION TO BNL FINANCIAL CORPORATION AS ONE OF THE FIRST STEPS IN THE MERGER. THE MERGER INVOLVED AN EXCHANGE OF NEWLY-ISSUED COMMON STOCK OF BNL FOR ALL OF THE ISSUED AND OUTSTANDING SHARES OF COMMON STOCK OF UAC. THE MERGER WAS APPROVED BY THE SHAREHOLDERS OF UAC. THE SHAREHOLDERS OF BNL AUTHORIZED ADDITIONAL SHARES OF ITS COMMON STOCK, SOME OF WHICH WAS USED IN CONNECTION WITH THE MERGER. THE MERGER WAS APPROVED AUGUST 1, 1994 BY THE ARKANSAS INSURANCE DEPARTMENT. THE MERGER IS MORE FULLY DESCRIBED IN THE REGISTRATION STATEMENT ON FORM S-4 (INCLUDING A PRELIMINARY PROSPECTUS/PROXY STATEMENT), NO. 33-70318, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 13, 1993. THE REGISTRATION STATEMENT INCLUDES AS AN EXHIBIT THERETO THE PROPOSED PLAN OF MERGER (ALSO REFERRED TO AS THE "MERGER AGREEMENT"). THE PLAN OF MERGER CONTAINS ALL TERMS AND CONDITIONS OF THE TRANSACTION AND IS INCORPORATED IN ITS ENTIRETY HEREIN BY REFERENCE THERETO.


         IN CONNECTION WITH THE MERGER OF USSA AND UAC, THE COMPANY HAS REDOMESTICATED ITS SUBSIDIARY, BNLAC ASSURANCE COMPANY ("BNLAC"), AN IOWA-DOMICILED LIFE INSURER, INTO ARKANSAS, MAKING IT AN ARKANSAS-DOMICILED INSURER. THE REDOMESTICATION WAS A STEP PRELIMINARY TO MERGING WITH UNITED ARKANSAS LIFE ASSURANCE COMPANY, AN ARKANSAS-DOMICILED LIFE INSURER, WITH BNLAC AS THE SURVIVOR OF THE MERGER. THE MERGER WILL ENHANCE THE CAPITAL AND SURPLUS OF BOTH COMPANIES AND INCREASE THE SURVIVOR'S CAPACITY FOR PREMIUM GROWTH. THE MERGER OF THE SUBSIDIARIES HAS BEEN APPROVED BY THE IOWA INSURANCE DIVISION AND THE ARKANSAS INSURANCE DEPARTMENT. THE NAME OF THE SURVIVING LIFE AND HEALTH INSURANCE SUBSIDIARY HAS BEEN CHANGED TO BROKERS NATIONAL LIFE ASSURANCE COMPANY.


                        RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS
                                              (ITEM 2)

         THE BOARD OF DIRECTORS HAS SELECTED AMEND, SMITH & CO., P.C. AS THE INDEPENDENT PUBLIC ACCOUNTANTS TO EXAMINE THE ACCOUNTS OF THE COMPANY FOR 1996. IN ACCORDANCE WITH THE RESOLUTION OF THE BOARD, THIS SELECTION IS BEING PRESENTED TO THE STOCKHOLDERS FOR RATIFICATION OR DISAPPROVAL AT THIS MEETING. THE BOARD RECOMMENDS THE STOCKHOLDERS VOTE "FOR" SUCH RATIFICATION. IT IS NOT PRESENTLY ANTICIPATED THAT A REPRESENTATIVE OF THE FIRM OF AMEND, SMITH & CO. WILL BE PRESENT AT THE MEETING; HOWEVER, SHOULD SUCH A REPRESENTATIVE BE PRESENT HE WILL BE GIVEN AN OPPORTUNITY TO MAKE A STATEMENT IF HE DESIRES TO DO SO AND WILL BE AVAILABLE TO RESPOND TO APPROPRIATE QUESTIONS.

         PRIOR TO 1994 THE COMPANY'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT WAS COOPERS & LYBRAND. DUE TO THE HIGH COST OF ACCOUNTING SERVICES, THE BOARD OF DIRECTORS DETERMINED THAT IT WOULD BE IN THE BEST INTERESTS OF THE COMPANY THAT OTHER ACCOUNTING FIRMS BE EVALUATED FOR THE PERFORMANCE OF THE ACCOUNTING AND AUDITING SERVICES REQUIRED BY THE COMPANY. THE BOARD RECEIVED A BID FROM AMEND, SMITH & CO., P.C. TO PERFORM SUCH SERVICES AT AN ANNUAL RATE SIGNIFICANTLY LESS THAN THAT CHARGED BY COOPERS & LYBRAND FOR EQUIVALENT SERVICES. THE BOARD DETERMINED IT WOULD BE IN THE BEST INTERESTS OF THE COMPANY TO RETAIN AMEND, SMITH & CO.,

P.C. IN LIEU OF COOPERS & LYBRAND. THE SELECTION OF AMEND, SMITH & CO., WAS APPROVED BY FAVORABLE VOTE OF THE STOCKHOLDERS AT THE 1994 ANNUAL MEETING OF THE COMPANY. THE REPLACEMENT WAS EFFECTIVE AS OF JANUARY 28, 1994, THE DATE OF THE COMPLETION OF THE AUDIT FOR THE FISCAL YEAR ENDED DECEMBER 31, 1993.


                                             PROPOSALS BY STOCKHOLDERS

         A PROPOSAL SUBMITTED BY A SHAREHOLDER FOR THE 1997 REGULAR ANNUAL MEETING OF STOCKHOLDERS MUST BE RECEIVED IN WRITING BY THE SECRETARY, BNL FINANCIAL CORPORATION, P. O. BOX 6600, NORTH LITTLE ROCK, ARKANSAS 72124, APRIL 1, 1997, IN ORDER TO BE ELIGIBLE TO BE INCLUDED IN THE COMPANY'S PROXY STATEMENT FOR THAT MEETING. ANY SHAREHOLDER WHO SUBMITS SUCH PROPOSALS MUST BE A RECORD OR BENEFICIAL OWNER OF AT LEAST 1% OR $1,000 IN MARKET VALUE OF SECURITIES ENTITLED TO BE VOTED AT THE MEETING, HAVE HELD SUCH SECURITIES FOR AT LEAST ONE YEAR, AND CONTINUE TO HOLD SUCH SECURITIES THROUGH THE DATE ON WHICH THE MEETING IS HELD.


                                                   OTHER MATTERS

         AS FAR AS IS KNOWN OR HAS BEEN DETERMINED, NO BUSINESS OTHER THAN THE MATTERS REFERRED TO HEREIN WILL COME BEFORE THE ANNUAL MEETING. HOWEVER, IT IS INTENDED THAT THE PROXY SOLICITED HEREIN WILL BE VOTED ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING IN THE DISCRETION OF THE PERSON OR PERSONS VOTING SUCH PROXY.


                                                     FORM 10-K

         UPON WRITTEN REQUEST TO THE SECRETARY, BNL FINANCIAL CORPORATION, P. O. BOX 6600, NORTH LITTLE ROCK, ARKANSAS 72124, SHAREHOLDERS WILL BE PROVIDED A COPY OF THE COMPANY'S REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1995 WITHOUT CHARGE.

PROXY                       BNL FINANCIAL CORPORATION                      PROXY

         The undersigned hereby appoints Wayne E. Ahart and Kenneth Tobey, or either of them (unless their names are stricken), or _______________________________, proxies for the undersigned, with full power of substitution, to represent the undersigned and to vote all shares of Common Stock of BNL Financial Corporation (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the Holiday Inn Airport, 6111 Fleur Drive, Des Moines, Iowa, on Tuesday, May 21, 1996 at 11:00 a.m. and all adjournments thereof, as fully as the undersigned could do if personally present, on the matters set out below as described in the Company's Proxy Statement and in their discretion upon any other business which may properly come before said Meeting. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned Shareholder(s).
If no direction is made, this proxy will be voted FOR Proposals 1 and 2.
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The Board of Directors recommends a vote FOR the election of Directors and appointment of Amend, Smith & Co., P.C., as set forth in the Proxy Statement.
     1. Election of the following 20 Directors: Wayne E. Ahart, C. Don Byrd, Kenneth Tobey, Barry N. Shamas, Cecil Alexander, Richard Barclay, Eugene A. Cernan, Hayden Fry, John Greig, Roy Keppy, Thomas Landry, Roy Ledbetter, John E. Miller, James A. Mullins, C. James McCormick, Robert R. Rigler, Chris Schenkel,
L. Stanley Schoelerman,  Orville Sweet, and Charles Thone.
____ FOR all nominees listed above           ____WITHHOLD AUTHORITY TO VOTE
     except vote withheld from the               for nominees listed above
     following nominees (if any):
- - -------------------------------------









     2. Proposal to ratify the selection of Amend, Smith & Co., P.C. as the Company's independent auditors for the year ending December 31, 1996.

        ____FOR                            ____AGAINST               ____ABSTAIN
     3. In their discretion, on such other matters as may properly come before the meeting.

Date: __________________, 1996             Phone No.____________________________

- - ------------------------                   -------------------------------
Signature of Shareholder(s)                Signature of Shareholder(s)

Where stock is registered jointly in the names of two or more persons ALL should sign. Please sign above exactly as name(s) appear at left. When signing as attorney, executor, administrator, guardian, custodian, or corporate official, please give your full title as such.